Exhibit 99

AGREEMENT
FOR THE TRANSFER OF STOCK
AND THE
DEVELOPMENT, IMPLEMENTATION AND OPERATION OF A
HORSE AND DOG RACING HUB IN ANTIGUA

     This Agreement for the Transfer of Stock and the Development, Implementation and Operation of a Horse and Dog Racing Hub in Antigua (“Agreement”) is made on December 31, 2006, among Royal Turf Club of Antigua, Inc., a corporation organized under the laws and regulations of Antigua, (hereinafter “RTC”), Royal Turf Club, Inc. of Nevada, a corporation organized under the laws of the State of Nevada (hereinafter “RTCN”), and Global Financial Solutions Holdings, Ltd., a corporation organized under the laws and regulations of the Turks and Caicos Islands (hereinafter “GFS”). Collectively, RTC, RTCN and GFS shall be referred to herein as the “Parties” and singularly, as a “Party.” Collectively, RTCN and GFS shall be referred to herein as the “Shareholders” and singularly, as a “Shareholder.”

RECITALS

     WHEREAS, RTC, RTCN and GFS have each determined that the transactions contemplated by this Agreement, on the terms and conditions of this Agreement, would be advantageous and beneficial to their respective interests;

     WHEREAS, the Parties hereto desire to consummate the transactions contemplated herein, pursuant to which (a) RTC will issue to GFS such number of shares of its common stock such that after the issuance thereof, GFS will own fifty percent (50%) of RTC’s outstanding common stock (the “RTC Shares”), (b) payments made by GFS for the purpose of developing, constructing, implementing and operating a central system horse and dog racing hub, hereinafter referred to as the “Hub Operation,” will be acknowledged and it will agree to continue such funding on the basis described herein, (c) RTCN will agree to manage the business of RTC, and (d) RTCN and GFS, as the sole Shareholders of RTC, will make certain agreements regarding the operations and their ownership of RTC, and,

     WHEREAS, the Parties desire to terminate the existing relationship among them, and the terms and conditions of this Agreement shall control their relationship.

It is therefore agreed:

SECTION ONE       Hub Implementation Expenses

     1.1 For consideration of receiving the RTC Shares, GFS (i) has as of the date of this Agreement provided an amount of the funds necessary for all expenses related to the initial development, construction and implementation of the Hub Operation (hereinafter “Hub Implementation Expenses”) aggregating approximately US $400,000, and (ii) will agree to continue to pay Hub Implementation Expenses on the basis provided herein, said obligation continuing until the Hub Operation is profitable.

     1.2 The Hub Implementation Expenses shall include, but are not limited to:

e)	Costs of the software, hardware, and all equipment necessary for the implementation and proper operation of the Hub Operation.
f)	Costs of training employees, management, owners, and contractors on the proper operation of the Hub Operation.
g)	Cost of the licensing rights to the software program for the Hub Operation.
h)	Operational costs directly related to the running of the Hub Operation.

     1.3 The Hub Implementation Expenses shall be paid by GFS as part of its consideration for receiving the RTC Shares. Hub Implementation Expenses shall be subject to the reasonable, prior (if it is reasonably possible for RTCN to provide prior notice of pending Hub Implementation Expenses), approval of GFS, and GFS shall not be under any obligation to bear or pay for any Hub Implementation Expenses that it does not approve. RTCN has provided GFS with a monthly budget of Hub Implementation Expenses. Any modifications or changes to this monthly budget shall be submitted to GFS in advance each month on or before the 20th day of the immediately preceding month, and failure of GFS to receive any such revised budget in a timely fashion or failure of RTCN to adhere to any such budget shall be, without limitation, reasonable basis for GFS not approving Hub Implementation Expenses.

SECTION TWO       Hub Operational Expenses

     2.1 Once the Hub Operation has been launched and is considered operational and profitable, as defined in Section 3.2, all expenses necessary and related to the ongoing operation and management of the Hub Operation (“Hub Operational Expenses”) shall be paid out of the funds generated by the operation of the Hub Operation prior to any distribution of profits pursuant to Section 3.1.

     2.2 The Hub Operational Expenses shall include all costs of operating and managing the Hub Operation.

     2.3 If the Hub Operation does not immediately generate sufficient funds to pay for the ongoing Hub Operational Expenses, GFS shall pay the expenses on the same basis and upon the same conditions as Hub Implementation Expenses until such time as the Hub Operation is profitable, as defined herein, without reimbursement or setoff, or until April 30 2007, whichever occurs first. Thereafter, any contributions needed for Hub Operational Expenses shall be paid by the Shareholders equally. If either Shareholder fails to make all or a part of any required contribution, at the option of the other Shareholder either (i) such other Shareholder shall make said payment, subject to the reimbursement provision in Section 3.1(ii) herein, or (ii) the Shareholder failing to make the contribution shall forfeit such portion of its stockholding in RTC as is proportionate to the amount of the failure and a figure equal to an overall capitalization of RTC of twice the aggregate amount paid by GFS for the RTC Shares (excluding amounts paid by it under this sentence).

     2.4 The Hub Operational Expenses paid by GFS as part of this Section shall be further consideration for receiving the RTC Shares.

SECTION THREE       Profits

     3.1 From the gross income of the Hub Operation, the Manager shall (i) first pay the expenses of the ongoing Hub Operation, (ii) then reimburse a Shareholder for any advances or payments made after April 30, 2007, pursuant to Section 2.3, and (iii) then distribute equally to the Shareholders the profits of the Hub Operation as they accrue for the term of this Agreement.

     3.2 The term “profits” shall be defined as any amounts generated by the Hub Operation after payment of all Hub Operational Expenses, and as generally defined and commonly used in practice and custom.

SECTION FOUR       Representations and Warranties of RTC and RTCN

     RTC and RTCN jointly and severally represent and warrant that the statements contained in this Section Four are true and correct as of the date of this Agreement and will be true and correct as of the Closing:

     4.1 RTC is a corporation duly organized, validly existing and in good standing under the laws of Antigua and RTCN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each of them has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of either of RTC or RTCN is necessary to authorize the execution and delivery by either of this Agreement or the consummation by them of the transactions contemplated hereby. This Agreement has been duly executed and delivered and, upon execution by RTC and RTCN, will constitute a valid and legally binding obligation of each of them, enforceable against each in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     4.2 RTC is the legal and beneficial owner of the RTC Shares, free and clear of any encumbrance or restriction on transfer. RTCN is the only other shareholder of RTC, and no other person has any right or interest in and to any RTC shares. RTC has no outstanding commitments, warrants, options, convertible securities or other instruments that, directly or indirectly, entitle any person to any shares of common or other capital stock of RTC.

     4.3 Neither the execution, delivery and performance of this Agreement by RTC and RTCN, nor the consummation by either of them of any transaction related hereto, including the issuance, sale and delivery of the RTC Shares, will require any consent, approval, license, order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any person.

SECTION FIVE       Representations and Warranties of GFS

     GFS represents and warrants that the statements contained in this Section Five are true and correct as of the date of this Agreement and will be true and correct as of the Closing.

     5.1 GFS is a corporation duly organized, validly existing and in good standing under the laws of the Turks and Caicos Islands. GFS has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of GFS is necessary to authorize the execution and delivery by GFS of this Agreement or the consummation by it of the contemplated transactions. This Agreement has been duly executed and delivered and, upon execution by GFS, will constitute a valid and legally binding obligation of GFS, enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     5.2 Neither the execution, delivery and performance of this Agreement by GFS, nor the consummation by GFS of any transaction related hereto, including the acceptance of the RTC Shares, will require any consent, approval, license, order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any person.

SECTION SIX       The Closing

     6.1 Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place as promptly as possible but no later than December 31, 2006, or at such other time as shall be mutually agreed upon by the Parties.

     6.2 At the Closing, RTC shall issue to GFS the RTC Shares, by physically delivering one or more stock certificates representing the RTC Shares being issued.

SECTION SEVEN      Shareholders of RTC; Shareholder Agreements

     7.1 Upon the consummation of the issuance of the RTC Shares to GFS as contemplated herein, all of the outstanding shares of RTC (the “Stock”) shall be owned equally by RTCN and GFS.

     7.2 On the terms and subject to the provisions hereof, the Shareholders hereby agree that RTCN shall have general responsibility for the management and operations of RTC as Manager (as hereinafter defined).

     7.3 The Shareholders hereby agree that no Shareholder shall assign, sell, convey, encumber or in any way transfer (each a “Transfer”) its ownership of any of the Stock owned by it without the prior written consent of the Board of Directors of RTC (the “Board”) and the other Shareholders, except as otherwise permitted by this Agreement; provided that upon prior notice to the other Shareholder, a Shareholder may assign, sell, or transfer its shares of Stock, in whole or in part, to a person or entity owned or controlled by that Shareholder.

     7.4 If a Shareholder desires to sell any portion or all of its Stock at any time, it shall first offer in writing to sell the Stock to RTC at the price and on the terms of a written bona fide offer from an unrelated third party. All material details of any bona fide offer and full information on the proposed purchaser shall be given with the notice.

     RTC, or the other Shareholder if RTC elects not to purchase, shall have the option to purchase the offered Stock at the price and on the terms of the bona fide offer for a period of 30 days from the time written notice of such offer is received by RTC; provided that all of the Stock offered must be purchased. If the option is exercised, the closing of the purchase shall occur as provided in the offer, or, if there is no time set forth in the offer, then within 30 days after the option is exercised. Payment shall be made as provided in the offer, or if there are no terms set forth in the offer, then in equal periodic installments (but at least annually), including interest at the then-current London interbank borrowing rate of interest, or “LIBOR,” over a period not exceeding three years as determined by the Board.

     If RTC and the other Shareholder fail to exercise the option to purchase all of the offered Stock by written notice to the selling Shareholder within the time period described above, the Shareholder shall then be free to sell all of the Stock covered by the offer, but not a part of it, for the purchase price described above or a higher price, and on the terms offered to RTC, for a period of 30 days thereafter; but if the selling Shareholder desires to sell for a price lower than the price, or on different terms than, offered to RTC and the other Shareholder, or after the 30 day period, it shall again notify RTC in writing of the new price and terms, and RTC and the other Shareholder shall have an additional 30 days from receipt of notice in which to exercise the option to purchase the offered Stock on the new price and terms.

     Notwithstanding any provision of this Agreement to the contrary, at no time shall a Shareholder have the right to sell any of its Stock for a lesser price than has been offered in accordance with this Agreement to RTC and the other Shareholder.

     7.5 At any time, any Shareholder (the “Offeror Shareholder”) may offer to buy all, but not less than all, of the Stock then held by the other Shareholder (the “Offeree Shareholder”) by delivering a written offer specifying the price per share, payment terms, closing date and all other essential terms of the offer (the “Offer”). A copy of the Offer shall be delivered to RTC.

     Within 30 days of the Offer, the Offeree Shareholder shall give the Offeror Shareholder written notice either (i) accepting the Offer or (ii) agreeing to purchase all, but not less than all, of the Stock of the Offeror Shareholder for the identical price per percentage of Stock and all other terms set forth in the Offer. Failure of the Offeree Shareholder to respond by written notice as provided herein shall be conclusively deemed to be an acceptance of the Offer to purchase.

     If the Offeree Shareholder agrees to purchase all of the shares of the Offeror Shareholder in accordance with the foregoing, then it shall be the purchaser hereunder, and shall be obligated to consummate the purchase on the applicable terms of the Offer. In all other events, the Offeror Shareholder shall be the purchaser and obligated to consummate the purchase in accordance with the Offer.

     If a Shareholder who becomes the purchaser of Stock pursuant to the provisions of this Section 7.5 fails to close the purchase within the time and in accordance with all terms of the Offer, that Shareholder shall be in default hereunder and the seller, in addition to all other rights and remedies otherwise available, may (i) give written notice terminating the Offer and continue as if the Offer had not been made or (ii) purchase the defaulting Shareholder’s shares for two-thirds of the price specified in the Offer and on the same of all other terms specified in the Offer.

     7.6 The Shareholders agree that they shall vote their respective shares of Stock each year so to elect an individual designated by each of them to the Board, which shall be maintained at two persons unless the Shareholders otherwise determine. The Board shall oversee the business and operations of RTC in accordance with applicable law and the articles of association of RTC.

     The Board shall at least annually designate either Shareholder or such other person as they may determine to serve as the manager of the Hub Operation (in such capacity, the “Manager”). Although the Manager shall remain within the general direction and supervision of the Board, as specified in Section 7.2 the Manager shall have the general responsibility for the management and operations of RTC. The Manager agrees to fulfill its responsibilities in good faith and to dedicate sufficient resources to its efforts such that it can conduct the business of RTC in a good and workmanlike manner. Unless the Board otherwise agrees, no person shall be entitled to compensation for serving as Manager hereunder; provided that such shall not prohibit RTC for paying salaries to or otherwise reasonably compensating individuals within the employ of, or serving as contractors to, RTC.

SECTION EIGHT       Miscellaneous

     8.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Parties contained herein shall survive the execution and delivery of this Agreement and the Closing for a period of one year.

     8.2 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party or as is otherwise expressly provided herein.

     8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Antigua, without giving effect to any choice or conflict of law provision or rule.

     8.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Agreement shall be binding upon each Party executing a counterpart hereof. This Agreement may be executed by telefax signatures, each of which shall be considered an original signature for all purposes.

     8.5 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     8.6 Notices. Either Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth below using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Either Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

If to RTC or RTCN: Royal Turf Club of Antigua c/o Royal Turf Club, Inc. of Nevada Mr. James Egide PO Box 13402 Chandler, Arizona 85248 United States of America

If to GFS: Global Financial Solutions Holdings, Ltd. Mr. Mark Mendel 4th Floor, Siemens Building Penrose Wharf Cork, County Cork Ireland

     8.7 Expenses. Each Party will bear its own costs and expenses (including legal fees and expenses, filing fees and costs) incurred in connection with this Agreement and the transactions contemplated hereby.

     8.8 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in anyway any rights arising by virtue of any prior or subsequent such occurrence.

     8.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     8.10 Entire Agreement. This Agreement (including any documents referred to herein or exhibits attached hereto) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof. Specifically, the Parties hereby agree that the joint venture relationship between the Parties is hereby terminated, and any other prior agreements relating to said joint venture, verbal or written, are also terminated and the terms and conditions of this Agreement control the relationship of the Parties.

     IN WITNESS WHEREOF, the Parties have signed this Agreement consisting of nine pages.

ROYAL TURF CLUB OF ANTIGUA, INC

NAME AND TITLE	DATE

ROYAL TURF CLUB, INC. OF NEVADA

NAME AND TITLE	DATE

GLOBAL FINANCIAL SOLUTIONS HOLDINGS LTD

NAME AND TITLE	DATE